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                                                                  Exhibit 23.1.7



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this Registration Statement on Form S-1 of our report dated September 1, 1996, on our audits of the financial statements of Evans Automotive Group. We also consent to the reference to our firm under the caption "Experts".



                                          /s/ Coopers & Lybrand L.L.P.
                                          Coopers & Lybrand L.L.P.



Atlanta, Georgia
September 12, 1996